Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement” or the “First Amendment”) is dated as of October 9, 2025, by and among Vroom, Inc., a Delaware corporation, Darkwater Funding, LLC, a Delaware limited liability company (the “Residual Holder”), and United Auto Credit Corporation, a California corporation (each, a “Borrower” and together the “Borrowers”), Mudrick Capital Management, L.P., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders party hereto (each, a “Lender” and collectively the “Lenders”).

RECITALS

WHEREAS, the parties hereto are party to that certain Loan and Security Agreement, dated as of March 8, 2025, by and among the Borrowers, the Administrative Agent, and the Lenders party thereto (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, as amended by this agreement, the “Amended Credit Agreement”);

WHEREAS, the parties hereto wish to amend the definition of “Maximum Facility Amount” and Schedule E of the Credit Agreement to increase the total commitment amount to

$35,000,000;

WHEREAS, the parties hereto intend to make the increase to the total commitment amount contemplated by this Agreement effective as of September 30, 2025;

WHEREAS, this Agreement constitutes an amendment for purposes of Section 11.1 of the Credit Agreement that will increase the Commitment Amount of each Lender and, as such, requires the prior written consent of each Lender;

WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto (constituting all of the Lenders under the Credit Agreement) have agreed to the amendments set forth herein on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.
Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. Section references herein refer to the numbered sections of the Credit Agreement, unless stated otherwise in the context.
2.
Amendments. The Credit Agreement is hereby amended as set forth below and, notwithstanding the date of this Agreement, such amendments shall be given effect as of September 30, 2025:
(a)
the definition of “Maximum Facility Amount” in the Credit Agreement is

hereby deleted in its entirety and replaced with the following definition:

““Maximum Facility Amount” means $35,000,000.”; and

(b)
Schedule E to the Credit Agreement is hereby deleted in its entirety and replaced with the schedule attached hereto as Exhibit A.
3.
Representations and Warranties. Each Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the date hereof:
(a)
this Agreement has been duly authorized, executed and delivered by them and this Agreement and the Amended Credit Agreement constitute their valid and binding obligations, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)
the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties are true and correct), except in the case of any such representations and warranties that expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case such representations and warranties are true and correct) on and as of such earlier date; and
(c)
no Default or Event of Default has occurred and is continuing.
4.
Security Reaffirmation. The Residual Holder hereby reaffirms its grant to the Administrative Agent, for the benefit of the Secured Parties, of a continuing security interest in, and a right to set off against, any and all right, title and interest of the Residual Holder in and to the Collateral, whether now owned or existing or owned, acquired or arising hereafter, and all proceeds and products thereof, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise of the Obligations, pursuant to the Credit Agreement. The execution and delivery of this Agreement shall constitute an amendment, but not a novation, of the Obligations and the pledge of the Collateral made by the Residual Holder thereunder to the Administrative Agent. The Residual Holder hereby reaffirms all UCC financing statements and continuation statements and amendments thereof filed and all other filings and recordations made in respect of the Collateral and the Liens and security interests granted under the Credit Agreement and this Agreement and acknowledges that all such filings and recordations were and remain authorized and effective on and after the date hereof.
5.
No Further Modification; Ratification. Except as expressly amended, modified or waived in this Agreement, all of the terms, covenants, provisions, agreements and conditions of the Credit Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect. The Credit Agreement, as amended by this Agreement, is hereby ratified and confirmed. This Agreement shall constitute a “Transaction Document” for purposes of the Amended Credit Agreement.
6.
Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

7.
Electronic Execution. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Agreement and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
8.
Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
9.
Integration. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
10.
GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN §§5 1401 AND 5 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
11.
WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

[Signature Pages Follow]

The Borrowers

DARKWATER FUNDING, LLC, as Borrower

VROOM, INC., as Borrower

By: /s/ Jonathan Sandison By: /s/ Jonathan Sandison

Name: Jonathan Sandison Name: Jonathan Sandison

Title: Chief Financial Officer Title: Chief Financial Officer

UNITED AUTO CREDIT CORPORATION, as

Borrower

By: /s/ Jonathan Sandison

Name: Jonathan Sandison

Title: Chief Financial Officer

MUDRICK CAPITAL MANAGEMENT, L.P., as Administrative Agent

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

BLACKWELL PARTNERS LLC - SERIES A, as a Lender

By: Mudrick Capital Management, L.P., its Investment Manager

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

BOSTON PATRIOT BATTERYMARCH ST LLC, as a Lender

By: Mudrick Capital Management, L.P., its Investment Manager

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK CAV MASTER, LP, as a Lender

By: Mudrick Capital Management, L.P., its Investment Manager

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND, L.P., as a Lender

By: Mudrick Distressed Opportunity 2020 Dislocation Fund GP, LLC, its General Partner

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II SC, L.P., as a Lender

By: Mudrick Distressed Opportunity 2020 Dislocation Fund GP, LLC, its General Partner

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II, L.P., as a Lender

By: Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its General Partner

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND III, L.P., as a Lender

By: Mudrick Distressed Opportunity Drawdown Fund III GP, LLC, its General Partner

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK DISTRESSED OPPORTUNITY FUND GLOBAL, L.P., as a Lender

By: Mudrick GP, LLC, its General Partner

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

MUDRICK DISTRESSED OPPORTUNITY SIF MASTER FUND, L.P., as a Lender

By: Mudrick Distressed Opportunity SIF GP, LLC, its General Partner

By: /s/ Glenn Springer

Name: Glenn Springer

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

SCHEDULE E

LENDER COMMITMENT AMOUNTS

Lender	Commitment Amount
BLACKWELL PARTNERS LLC - SERIES A	$5,396,300.21
BOSTON PATRIOT BATTERYMARCH ST LLC	$7,268,797.05
MUDRICK CAV MASTER, LP	$2,163,904.39
MUDRICK DISTRESSED OPPORTUNITY 2020 DISLOCATION FUND, L.P.	$1,776,969.77
MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II SC, L.P.	$599,490.51
MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND II, L.P.	$6,423,833.78
MUDRICK DISTRESSED OPPORTUNITY DRAWDOWN FUND III, L.P.	$389,697.61
MUDRICK DISTRESSED OPPORTUNITY FUND GLOBAL, L.P.	$9,376,671.05
MUDRICK DISTRESSED OPPORTUNITY SIF MASTER FUND, L.P.	$1,604,335.63
Total	$35,000,000.00